                                                                    EXHIBIT 99.1

                Earnings Per Share -- Restated for Statement of
                    Financial Accounting Standards No. 128


The table below contains earnings per share data as restated under the provisions of Statement of Financial Accounting Standards ("SFAS") 128. This data restates the Company's selected financial data included in its Annual Report on Form 10-K, Item 6 for the periods detailed below.

                                                     Year ended     Year ended     Aug. 24 to
                                                    Dec. 31, 1996  Dec. 31, 1995  Dec. 31, 1994
                                                    -------------  -------------  -------------
Per Share Data:
     Income before extraordinary loss -- basic          $1.11          $1.03          $0.36
     Income before extraordinary loss -- diluted        $1.10          $1.03          $0.36

     Net income -- basic                                $1.11          $1.03          $0.10
     Net income -- diluted                              $1.10          $1.03          $0.10

Earnings per share data for periods prior to August 24, 1994, the date the Company completed its initial public offering, are not relevant as prior to this date the Company's predecessor represented a combination of partnerships and corporations under common control.

The table below contains restated earnings per share data under SFAS 128 applicable to the Company's unaudited quarterly financial information included in footnote 17 to the Company's financial statements included in its Annual Report on Form 10-K for the year ended December 31, 1996.

                                         First   Second    Third   Fourth
                                        Quarter  Quarter  Quarter  Quarter
                                        -------  -------  -------  -------
1996
     Net income per share -- basic       $0.28    $0.28    $0.27    $0.28
     Net income per share -- diluted     $0.28    $0.28    $0.27    $0.28

1995
     Net income per share -- basic       $0.27    $0.28    $0.25    $0.24
     Net income per share -- diluted     $0.27    $0.27    $0.25    $0.24


Earnings per share data for periods prior to August 24, 1994, the date the Company completed its initial public offering, are not relevant as prior to this date the Company's predecessor represented a combination of partnerships and corporations under common control.

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

The table below presents additional required disclosures regarding the computation of basic and diluted earnings per share under SFAS 128 for the periods detailed and included in the Company's Annual Report on Form 10-K for the year ended December 31, 1996.

                                                      Year ended     Year ended      Aug. 24 to
                                                     Dec. 31, 1996  Dec. 31, 1995  Dec. 31, 1994
                                                     -------------  -------------  -------------
Computation of Earnings Per Share:
Income before extraordinary loss -- basic                $12,745        $ 8,426        $ 2,791
Minority interest in earnings of the
     Operating Partnership                                 3,064          2,681            943
----------------------------------------------------------------------------------------------------
Income before extraordinary loss -- diluted              $15,809        $11,107        $ 3,734
----------------------------------------------------------------------------------------------------

Net income -- basic                                      $12,745        $ 8,426        $   798
Minority interests in earnings of the
     Operating Partnership                                 3,064          2,681            943
Minority interests in extraordinary loss                      --             --           (674)
----------------------------------------------------------------------------------------------------
Net income -- diluted                                    $15,809        $11,107        $ 1,067
----------------------------------------------------------------------------------------------------

Weighted average shares -- basic                          11,512          8,171          7,675
Dilutive securities --
     Units of limited partnership interest in the
     Operating Partnership                                 2,768          2,589          2,593
     Stock options                                           106             72             18
----------------------------------------------------------------------------------------------------
Weighted average shares -- diluted                        14,386         10,832         10,286
----------------------------------------------------------------------------------------------------

Earnings Per Share Data:
     Income before extraordinary loss -- basic           $  1.11        $  1.03        $  0.36
     Income before extraordinary loss -- diluted         $  1.10        $  1.03        $  0.36

     Net income -- basic                                 $  1.11        $  1.03        $  0.10
     Net income -- diluted                               $  1.10        $  1.03        $  0.10

Basic earnings per share were computed by dividing net income -- basic by the weighted average number of common shares -- basic outstanding during the period. Diluted earnings per share were computed by dividing net income -- diluted by the weighted average shares -- diluted during the period. Diluted earnings per share was determined on the assumption that units of limited partnership interest in the Operating Partnership were converted into common stock upon the later of their issuance or the beginning of the period presented and based on the dilutive effect of stock options outstanding.

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

The table below presents earnings per share data as restated under the provisions of SFAS 128 and the additional disclosures required under SFAS 128 for the periods ended March 31, 1997, June 30, 1997 and September 30, 1997 included in the Company's Quarterly Reports on Form 10-Q.

                                              Quarter     Quarter    Six Months    Quarter    Nine Months
                                               Ended       Ended       Ended        Ended        Ended
                                              March 31    June 30     June 30      Sept. 30     Sept. 30
                                              --------    -------     -------      --------     --------
Computation of Earnings Per Share Data:
1997
     Net income -- basic                       $ 3,826    $ 5,080     $ 8,906       $ 5,768      $14,673
     Minority interests in earnings of the
     Operating Partnership                       1,232      1,618       2,850         1,683        4,533
-----------------------------------------------------------------------------------------------------------
     Net income -- diluted                     $ 5,058    $ 6,698     $11,756       $ 7,451      $19,206
-----------------------------------------------------------------------------------------------------------
     Weighted average shares -- basic           14,073     15,906      14,994        17,693       15,904
     Dilutive securities --
     Units of limited partnership interest
     in the Operating Partnership                4,532      5,057       4,797         5,141        4,912
     Stock options                                 235        200         217           183          202
-----------------------------------------------------------------------------------------------------------
     Weighted average shares -- diluted         18,840     21,163      20,008        23,017       21,018
-----------------------------------------------------------------------------------------------------------
1996
     Net income -- basic                       $ 3,101    $ 3,092     $ 6,193       $ 3,033      $ 9,226
     Minority interests in earnings of the
     Operating Partnership                         713        713       1,426           698        2,124
-----------------------------------------------------------------------------------------------------------
     Net income -- diluted                     $ 3,814    $ 3,805     $ 7,619       $ 3,731      $11,350
-----------------------------------------------------------------------------------------------------------
     Weighted average shares -- basic           11,156     11,156      11,156        11,174       11,162
     Dilutive securities --
     Units of limited partnership interest
     in the Operating Partnership                2,567      2,567       2,567         2,567        2,567
     Stock options                                 108         67          65           119           84
-----------------------------------------------------------------------------------------------------------
     Weighted average shares -- diluted         13,831     13,790      13,788        13,860       13,813
-----------------------------------------------------------------------------------------------------------
Earnings Per Share Data:
1997
     Net income per share -- basic             $  0.27    $  0.32     $  0.59       $  0.33      $  0.92
     Net income per share -- diluted           $  0.27    $  0.32     $  0.59       $  0.32      $  0.91
1996
     Net income per share -- basic             $  0.28    $  0.28     $  0.56       $  0.27      $  0.83
     Net income per share -- diluted           $  0.28    $  0.28     $  0.55       $  0.27      $  0.82

Basic earnings per share were computed by dividing net income -- basic by the weighted average number of common shares -- basic during the period. Diluted earnings per share was computed by dividing net income -- diluted by the weighted average shares -- diluted during the period. Diluted earnings per share was determined on the assumption that units of limited partnership interest in the Operating Partnership were converted into common stock upon the later of their issuance or the beginning of the period presented and based on the dilutive effect of stock options outstanding.

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